UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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RECKSON ASSOCIATES REALTY CORP.
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Overview of Reckson / SL Green Transaction August 2006

Forward-Looking Statement This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this presentation are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of SL Green, Reckson and their affiliates or industry results or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, approval of the transaction by the stockholders of Reckson, the satisfaction of closing conditions to the transaction, difficulties encountered in integrating the companies and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in Reckson’s and SL Greens’ filings with the Securities and Exchange Commission. Neither Reckson nor SL Green assume any obligation to update or supplement forward-looking statements that become untrue because of subsequent events. EXCEL SOURCE range $B$4:$T$22 copied at 15-Mar-2005 16:50:54 : astrology\Presentation\Astrology Synergy Presentation\Riders\05 Deal Synergies 26-01-2005.xls(Deal Summary)

Where to Find Additional Information This presentation does not constitute an offer of any securities for sale. In connection with the proposed transaction, SL Green and Reckson expect to file a proxy statement/prospectus as part of a registration statement regarding the proposed transaction with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about SL Green and Reckson and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed by SL Green and Reckson with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from SL Green or Reckson by directing such request to: SL Green 420 Lexington Avenue, New York, NY 10170, Attention: Investor Relations, or Reckson 225 Broadhollow Road, Melville, NY 11747, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the merger. SL Green and Reckson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Reckson in connection with the merger. Information about SL Green and its directors and executive officers, and their ownership of SL Green securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of SL Green, which was filed with the SEC on April 17, 2006. Information about Reckson and its directors and executive officers, and their ownership of Reckson securities, is set forth in the proxy statement for the 2006 Annual Meeting of Stockholders of Reckson, which was filed with the SEC on April 10, 2006. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

Outline Transaction Overview Board Process Designed to Deliver Shareholder Value Valuation Analysis of Management Led Group Acquisition Conclusion

Transaction Overview

Transaction Terms SL Green acquires Reckson for $43.31 per share (based on SL Green stock price of $112.00 on 8/2/06) $31.68 in cash and a fixed exchange ratio of 0.10387 shares of SL Green common stock Sale of 100% of the stock of Reckson One-step merger No financing contingency Transaction is not subject to SL Green shareholders’ approval Transaction is not subject to Management and Investor Group closing on its purchase of assets from SL Green Reckson Senior Management and Marathon Asset Management (“Investor Group”) under contract with SL Green to acquire various assets ($2.1 billion) Long Island assets, New Jersey assets, Eastridge portfolio (Westchester assets), Reckson’s interest in Australian LPT, 50% of Reckson’s position in RSVP, suburban structured finance notes Customary break-up fee of approximately 3% of equity value

Transaction Rationale $43.31 per share (based on SL Green stock price of $112.00 on 8/2/06) offers attractive valuation for shareholders Represents an implied cap rate on the entire portfolio of 5.2% (with no transaction costs) and 4.9% (with transaction costs) based upon 2007E NOI 16.2x consensus 2007E FFO multiple v. Reckson’s 13.0x 3-year average Opportunity for shareholders to capitalize on historically high valuations in office sector Over the past five years, the average comparable office REIT forward FFO multiple has increased from approximately 8.0x to approximately 16.0x Most office REITs trading at or near 52-week highs and at historically low cap rates Shareholders receive approximately $1 billion of SL Green stock Ability to participate in SL Green upside

Overview of Transaction Reckson Board elected to explore a sale process to capitalize on current office market environment Abundance of capital in the private market targeted for large real estate deals Unprecedented pricing achieved in office real estate transactions, particularly in New York City assets Historically high valuations of REIT stocks Goldman Sachs and Citigroup led a comprehensive auction process to solicit bids for the entire Company Broad group of buyers invited to participate (8 likely bidders contacted) Others contacted the company during the sale process and were invited to bid Bidder universe was selected based on ability to pay, ability to do a transaction of this size, and participation in recent similar auction processes Strategic and financial buyers, both public and private No bidder or combination of bidders were willing to pay more than SL Green’s final offer, a valuation it was only able to achieve with Management participation Management and Investor Group participation only considered after auction participants indicated that they would pay more if there were an alternative solution for certain assets they considered less desirable

Overview of Transaction Rigorous, deliberative Independent Committee process designed to ensure shareholders receive maximum value for their investment Considered all reasonable alternatives to deliver full value to shareholders Goldman Sachs advised the Committee of Independent Directors and provided an opinion to the Committee that the transaction consideration was fair from a financial point of view Greenhill provided an opinion that the sale of the assets to Management was fair from a financial point of view Wachtell, Lipton advised Independent Committee Attractive price of $43.31 per share (based on SL Green stock price of $112.00 on 8/2/06) $31.68 in cash and a fixed exchange ratio of 0.10387 shares of SL Green common stock 11.0% premium to Wall Street average NAV of $39.00 (as of 7/2/06 prior to market rumors) Valuation supported by net asset value analysis, FFO multiples analysis, cap rate analysis and selected comparable transactions analysis

Reckson Shareholders Have Received a 634% Total Return Since IPO, Representing a CAGR of 20% Source: Factset, Bloomberg EXCEL SOURCE copied at 05-Aug-2006 00:33:51 : rsvp06\Shareholder Presentations\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 05-Aug-2006 10:10:14 : rsvp06\Shareholder Presentations\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 05-Aug-2006 17:59:09 : rsvp06\Shareholder Presentations\WP\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 15:12:56 : RSVP06\Shareholder Presentations\WP\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 15:13:35 : RSVP06\Shareholder Presentations\8.6.06\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 23:09:44 : RSVP06\Shareholder Presentations\8.6.06\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 23:10:08 : RSVP06\Shareholder Presentations\8.6.06\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) $10 $15 $20 $25 $30 $35 $40 $45 $50 May-1995 Sep-1996 Jan-1998 Jun-1999 Oct-2000 Feb-2002 Jun-2003 Oct-2004 Feb-2006 Daily from 26-May-1995 to 02-Aug-2006 Closing Price (USD) Aug-2006 Implied deal price of $43.31 per share

Reckson Shareholders Have Received a 130% Total Return Since Corporate Restructuring, Representing a CAGR of 33% Source: Factset, Bloomberg Note: Total returns include dividends. Office REIT Index is a market-cap weighted index comprised of AFR, BDN, BXP, CRE, CEI, CLI, EOP, MPG, SLG, TRZ and VNO EXCEL SOURCE copied at 05-Aug-2006 00:33:51 : rsvp06\Shareholder Presentations\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 05-Aug-2006 10:10:14 : rsvp06\Shareholder Presentations\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 05-Aug-2006 17:59:09 : rsvp06\Shareholder Presentations\WP\BW_Price Volume 8 4 2006 ver 2.xls(ra usd (Daily)) EXCEL SOURCE copied at 05-Aug-2006 20:59:12 : rsvp06\Shareholder Presentations\ra pv.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 15:19:35 : RSVP06\Shareholder Presentations\8.6.06\PV Since Restructuring.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 16:27:52 : RSVP06\Shareholder Presentations\8.6.06\PV Since Restructuring.xls(ra usd (Daily)) EXCEL SOURCE copied at 06-Aug-2006 19:59:57 : RSVP06\Shareholder Presentations\8.6.06\Archive\Since Corporate Restructuring_08 02 06.xls(9-10-03 Chart) 90% 100% 110% 120% 130% 140% 150% 160% 170% 180% 190% 200% 210% 220% 230% 240% 250% Sep-2003 Dec-2003 Apr-2004 Jul-2004 Nov-2004 Feb-2005 Jun-2005 Sep-2005 Dec-2005 Apr-2006 Jul-2006 Daily from 10-Sep-2003 to 02-Aug-2006 Total Return (%) Reckson Associates Realty Corp. S&P 500 Index (Reported Basis) MSCI US REIT Index Comparable Office REIT Index 130.0% 106.2% 84.2% 26.5% Aug-2006

Reckson’s FFO Multiple at All-Time High Source : Factset, IBES Consensus estimates as of 8/2/06 EXCEL SOURCE copied at 05-Aug-2006 00:48:11 : rsvp06\Shareholder Presentations\01 07 BW_REIT ISPH 08 04 06 ver 02.xls(7-10-2006 Chart) EXCEL SOURCE copied at 05-Aug-2006 10:11:40 : rsvp06\Shareholder Presentations\02 07 BW_REIT ISPH 08 04 06 ver 02.xls(7-10-2006 Chart) EXCEL SOURCE copied at 05-Aug-2006 13:05:15 : RSVP06\Fairness Presentation to Board\Analysis\15 Office_CSC_SNL RA.xls(Chart1 - update) EXCEL SOURCE copied at 05-Aug-2006 13:52:58 : RSVP06\Shareholder Presentations\15 Office_CSC_SNL RA.xls(Chart1 - update) EXCEL SOURCE copied at 06-Aug-2006 13:05:09 : RSVP06\Shareholder Presentations\16 Office_CSC_SNL RA.xls(Chart1 - update) EXCEL SOURCE copied at 07-Aug-2006 09:51:58 : RSVP06\Shareholder Presentations\16 Office_CSC_SNL RA.xls(Chart1 - update) 7.0 9.0 11.0 13.0 15.0 17.0 3Q ’01 4Q ’01 1Q ’02 2Q ’02 3Q ’02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Today RA

Price Increase Over 30 Days Prior to Announcement Source: Factset EXCEL SOURCE copied at 05-Aug-2006 00:42:28 : rsvp06\Shareholder Presentations\01 07 BW_REIT ISPH 08 04 06 ver 02.xls(7-10-2006 PV) EXCEL SOURCE copied at 05-Aug-2006 10:11:08 : rsvp06\Shareholder Presentations\02 07 BW_REIT ISPH 08 04 06 ver 02.xls(7-10-2006 PV) EXCEL SOURCE copied at 06-Aug-2006 15:27:54 : RSVP06\Shareholder Presentations\8.6.06\02 07 BW_REIT ISPH 08 02 06.xls(7-10-2006 PV) EXCEL SOURCE copied at 06-Aug-2006 15:28:47 : RSVP06\Shareholder Presentations\8.6.06\02 07 BW_REIT ISPH 08 02 06.xls(7-10-2006 PV) EXCEL SOURCE copied at 06-Aug-2006 23:14:24 : RSVP06\Shareholder Presentations\8.6.06\02 07 BW_REIT ISPH 08 02 06.xls(7-10-2006 PV) Reckson stock price at time of announcement reflected run-up of office REIT stocks after series of take-private transactions, as well as market rumors of sale process EXCEL SOURCE copied at 07-Aug-2006 12:52:26 : RSVP06\Shareholder Presentations\8.6.06\03 07 BW_REIT ISPH 08 02 06.xls(7-10-2006 PV) EXCEL SOURCE copied at 07-Aug-2006 13:15:43 : RSVP06\Shareholder Presentations\8.6.06\03 07 BW_REIT ISPH 08 02 06.xls(7-10-2006 PV) $40.5 $41.0 $41.5 $42.0 $42.5 $43.0 $43.5 $44.0 $44.5 $45.0 Jul-2 Jul-3 Jul-5 Jul-6 Jul-7 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-17 Jul-18 Jul-19 Jul-20 Jul-21 Jul-24 Jul-25 Jul-26 Jul-27 Jul-28 Jul-31 Aug-1 Aug-2 Daily from 02-Jul-2006 to 02-Aug-2006 Closing Price 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Volume (000) Volume Stock Price July 19 Citi Research Report July 13 RA mentioned on "Mad Money" July 26 Bank of America Research Report

Overview of Transaction Transaction Premium Analysis EXCEL SOURCE range $B$6:$G$22 copied at 05-Aug-2006 00:51:55 : rsvp06\Shareholder Presentations\34 Reckson Valuation (+AFFO) v4.xls(Premium) EXCEL SOURCE range $B$6:$G$22 copied at 05-Aug-2006 00:54:38 : rsvp06\Shareholder Presentations\34 Reckson Valuation (+AFFO) v4.xls(Premium) EXCEL SOURCE range $B$6:$G$23 copied at 05-Aug-2006 10:16:49 : rsvp06\Shareholder Presentations\34 Reckson Valuation (+AFFO) v4.xls(Premium) EXCEL SOURCE range $B$6:$G$13 copied at 05-Aug-2006 17:11:09 : RSVP06\Shareholder Presentations\35 Reckson Valuation (+AFFO) v3.xls(Premium) EXCEL SOURCE range $B$6:$G$13 copied at 05-Aug-2006 17:11:32 : RSVP06\Shareholder Presentations\35 Reckson Valuation (+AFFO) v3.xls(Premium) EXCEL SOURCE range $B$6:$G$13 copied at 05-Aug-2006 17:12:08 : RSVP06\Shareholder Presentations\35 Reckson Valuation (+AFFO) v3.xls(Premium) EXCEL SOURCE range $B$6:$G$13 copied at 06-Aug-2006 16:31:22 : RSVP06\Shareholder Presentations\35 Reckson Valuation (+AFFO) v3.xls(Premium) 1Bank of America is excluded from the 8/02/06 street average NAV due to the significant increase in Bank of America’s NAV calculation from $39.25 on 5/5/06 (per SNL Datasource) to $47.48 on 7/28/06 (per SNL Datasource), which accompanied a research piece regarding rumors of a sale of Reckson 2 8/02/06 Green Street NAV as of 7/28/06 prior to increase to $41.50 on 8/01/06 EXCEL SOURCE range $B$6:$G$13 copied at 06-Aug-2006 20:03:00 : RSVP06\Shareholder Presentations\36 Reckson Valuation (+AFFO) v3.xls(Premium) EXCEL SOURCE range $B$6:$G$13 copied at 06-Aug-2006 20:51:29 : RSVP06\Shareholder Presentations\36 Reckson Valuation (+AFFO) v3.xls(Premium) EXCEL SOURCE range $B$6:$G$15 copied at 07-Aug-2006 15:40:53 : RSVP06\Shareholder Presentations\37 Reckson Valuation (+AFFO) v3.xls(Premium) $43.31 $43.31 Stock Price $43.95 -1.5% $41.38 4.7% 30-Day Average 42.66 1.5% 39.57 9.4% 45-Day Average 41.02 5.6% 39.30 10.2% 60-Day Average 40.46 7.0% 39.77 8.9% One-Year Average 38.22 13.3% 37.48 15.6% Street Average NAV 1 39.35 10.1% 39.00 11.0% Green Street NAV 2 40.00 8.3% 39.00 11.0% Proposed Transaction Day Prior to Announcement (8/02/06) 30 Days Prior to Announcement 7/2/2006 Proposed Transaction

Pricing of Comparable Office REIT Transactions Announcement 8/3/06 6/5/06 3/6/06 12/22/05 Date Markets NYC New York Washington D.C. Southern California Long Island Los Angeles Northern California Westchester Washington D.C. Southern California New Jersey Other Other Connecticut Other Implied Cap1 5.2% 5.9% 6.2% 6.0% Rate Price PSF2 Approx. $345 $251 $231 $255 Consideration 23% Stock / 77% Cash 100% Cash 100% Cash 100% Cash Buyer SL Green Brookfield/ Blackstone Blackstone GECC Reckson Trizec CarrAmerica Arden 1 Based on 2007 estimated NOI for Reckson and Green Street Advisors for Trizec, CarrAmerica and Arden 2 Reckson price PSF and implied cap rate per Management NOI and does not include estimated transaction expenses. Trizec and Arden price PSF per Green Street Advisors. CarrAmerica price PSF per Morgan Stanley Research on 3/06/06

M&A Metrics Premium to Green Street NAV(1) Implied Nominal Cap Rate(1) (1) Per Green Street Advisors research reports At $43.31 purchase price; Premium to Green Street NAV as of July 2nd, 2006 prior to increase in Green Street’s NAV to $41.50 on August 1, 2006 after market rumors surfaced At $43.31 purchase price EXCEL SOURCE copied at 06-Aug-2006 20:55:03 : RSVP06\Shareholder Presentations\8.6.06\Recent REIT Transactions v3.xls(Premium) EXCEL SOURCE copied at 07-Aug-2006 09:26:30 : RSVP06\Shareholder Presentations\8.6.06\Recent REIT Transactions v3.xls(Nominal) EXCEL SOURCE copied at 07-Aug-2006 15:42:16 : RSVP06\Shareholder Presentations\8.6.06\Recent REIT Transactions v3.xls(Nominal) EXCEL SOURCE copied at 07-Aug-2006 17:30:08 : RSVP06\Shareholder Presentations\8.6.06\Recent REIT Transactions v3.xls(Nominal) 11.0% 10.4% 11.2% 7.4% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% Reckson ² Trizec CarrAmerica Arden Realty 5.2% 6.0% 6.2% 5.9% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% Reckson³ Trizec CarrAmerica Arden Realty

Board Process Designed to Maximize Shareholder Value

Committee of Eight Independent Board Directors
8 of 10 Board Members are Independent

Name	Biography
Peter Quick (Lead Director)	Director since 2002. Member of Board of The Depository Trust & Clearing Corporation, Board of Directors of NASD insurance agency. Former President of the New York Stock Exchange and Member of its Board of Governors. Former President and Chief Executive Officer of Quick & Reilly, Inc. Former Chairman of Midwest Securities Trust Co
Douglas Crocker II	Director since 2004. Former CEO and President of Equity Residential. Former member of Board of Governors of National Association of Real Estate Investment Trusts
Elizabeth McCaul	Director since 2004. Partner at Promontory Financial Group. Former Superintendent of Banks of the State of New York
Ronald Menaker	Director since 2002. Director of Atlanta Sosnoff Capital Corp, NYU Medical Center and Vice Chairman of NYU Downtown Hospital. Former President and Director of J.P. Morgan & Co
Lewis Ranieri	Director since 1997. Chairman of Bank United Corp, Chairman and CEO of Ranieri & Co. Chairman of Hyperion Capital Management. Director of Transworld Healthcare, Hyperion Term Trust
John Ruffle	Director since 2004. Former CFO, Vice Chairman and Director of J.P. Morgan & Co. Inc, former member of Board of Trustees of the Financial Accounting Foundation and former Chairman of the Board of Financial Executives Institute
Stanley Steinberg	Director since 2004. Former Chairman and CEO of Sony Retail Entertainment. Former Executive Vice President and COO of Walt Disney Imagineering
Edward Casas	Director since 2006. Managing Director and Practice Co-Head of Navigant Capital Advisors. Founding Member and Senior Managing Director of Casas, Benjamin & White, LLC. Former President and Chief Executive Officer of PrimeCare International, Inc., Vice President of Mergers & Acquisitions of Caremark International, Inc. Executive Vice President of CES Corporation and Chairman of the Board of Mediq, Inc

17

Competitive, Full Auction Process for Sale of Entire Company Stage 1: Initiation of Process Through Bid Date Comprehensive sale process soliciting bids for entire company Financial advisors invited broad group to participate in process on July 10, 2006 (8 participants invited into process, others contacted the company) 6 interested parties entered into confidentiality agreements and gained access to comprehensive on-line data room Bidders engaged in formal due diligence; Goldman Sachs fielded buyer questions and worked with Management team All bidders were offered formal diligence meetings with Management and the investment bankers All bidders were told there was no special treatment for common OP unit holders or tax protection agreements prohibiting a transaction Feedback included: Rich valuations on cap rate and price per square foot basis Low roll-over in NY portfolio; limited near term upside potential Most buyers were primarily interested in New York City assets exclusively Bidders were seeking solution for assets in portfolio in which they were not interested Real estate transaction costs unusually high due to New York City related mortgage recording and transfer taxes Large portion of non-income producing assets

Competitive, Full Auction Process for Sale of Entire Company Stage 2: After Bids Submitted SL Green submitted the most attractive initial bid for $42.50 Indicated potential to increase bid if there was an alternative solution for assets they did not want to acquire Management and Investor Group entered into negotiations with SL Green to buy certain assets at closing Price of assets determined through negotiation process SL Green offer not continent on Management and Investor Group closing SL Green was told that Management participation was not required Independent Committee asked Goldman Sachs to revisit with bidders their interest in acquiring assets which Management was bidding to confirm maximum valuation Portfolio acquired by Management and Investor Group was available to all bidders on comparable terms No proposals were received that were superior to Management and Investor Group’s proposals on the assets they were buying No bidder or combination of bidders were willing to pay more than SL Green’s final offer, a valuation it was only able to achieve with Management and Investor Group’s contract to acquire certain assets Independent Committee reviewed comparison of Management and Investor Group’s bid by market to cap rates and per square foot values relative to comparable transaction values and received separate independent financial opinion from Greenhill

Valuation Analysis of Management Led Group Acquisition

Transaction Overview

Step 1: SLG acquires Reckson

SL Green

Merger Consideration ↓ ↑ 100% of Reckson

Reckson

- NYC Office Assets
- Long Island Office Assets
- Long Island Land
- Westchester Office (ex Eastridge) Assets
- Eastridge Office Assets
- Stamford Office Assets
- New Jersey Office Assets
- New Jersey Development and Land
- RSVP
- 25% interest in Australian LPT and Responsible Entity
- Structured Finance Notes

$6.0 billion

=

Step 2: A partnership of Marathon Asset Management and Reckson Senior Management (the "Investor Group") acquires various Reckson assets

Assets Retained by SLG

- NYC Office Assets
- Westchester Office (ex Eastridge) Assets
- Stamford Office Assets
- Structured Finance Notes (ex 50% of Glen Cove and 100% of Tilles notes)
- 50% of RSVP

$3.9 billion

+

Assets Sold to Investor Group

- Long Island Office Assets
- Eastridge Office Assets
- New Jersey Office Assets
- Long Island Land
- New Jersey Development and Land
- 25% Interest in Australian LPT and Responsible Entity
- 50% of RSVP
- Structured Finance Notes 100% of Tilles notes and 50% of Glen Cove notes

$2.1 billion

21

Investor Group Purchase Valuation Long Island and New Jersey Operating Properties(1) Purchase price of $248 psf 6.0% Cap Rate on 2007E NOI Eastridge Operating Properties(2) Purchased at a 15.5% premium to initial purchase price in December 2005(3) Purchase price of $198 psf 5.4% Cap Rate on 2007E NOI Australia LPT(4) $164m purchase price, including the management company Non-income Producing Assets(5) $179m purchase price Purchased Reckson position in RSVP at 18.3% premium to book value(6) Purchased New Jersey Land at 14.0% premium to book value(7) Structured Finance Notes(8) $66m purchase price

Investor Group Purchase Valuation Notes Notes: (1) Long Island includes 12 wholly owned properties as well as two JV properties and New Jersey includes 19 wholly owned properties as well as one JV property (2) Eastridge includes 14 wholly owned office assets (3) Reckson initially purchased the Eastridge portfolio in December 2005 for $247.0m. Management's purchase price of $285.2m represents a 15.5% premium to this this initial purchase price (4) Australia LPT includes 25% interest in 24 office assets and the LPT Management Company. Reckson previously sold 75% ownership interest in 24 operating properties for $139.8m over a period from September 21, 2005 (Tranche I), January 6, 2006 (Tranche II) to estimated October 1, 2006 (Tranche III). (5) Includes land in Long Island and New Jersey as well as 50% interest in the RSVP (6) Total purchase price of $32.5m represents a premium of 18.3% to the RSVP book value (7) Purchase price of $46.5m represents a premium of 14.0% to book value (8) Purchase at book value

Conclusion Reckson Board elected to pursue sale process to allow shareholders to capitalize on current strong office market sales environment Goldman Sachs and Citigroup led a comprehensive auction process to solicit bids for the entire Company Rigorous, deliberative Independent Committee process designed to ensure shareholders receive maximum value for their investment Independent Committee realized maximum value for shareholders with SL Green offer Management and Investor Group’s superior valuation on certain assets incrementally enhanced value Sale of certain assets increased final SL Green offer Price at which Management and Investor Group are buying assets determined through negotiation with SL Green with advisors providing market check Attractive value of $43.31 per share Represents an implied cap rate on the entire portfolio of 5.2% (with no transaction costs) and 4.9% (with transaction costs) based upon 2007E NOI Represents a valuation of approximately $345 per square foot on entire portfolio Price supported by thorough auction process and financial analyses No bidder or combination of bidders was willing to pay more than SL Green